EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
SECOND QUARTER 2023 RESULTS
DALLAS – August 1, 2023 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2023. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2023, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2023 with the second quarter ended June 30, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
SECOND QUARTER 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 4.2% over the prior year quarter to $309. Comparable ADR decreased 5.2% over the prior year quarter to $436 and Comparable Occupancy increased 1.0% over the prior year quarter to 70.9%.
•Net loss attributable to common stockholders for the quarter was $(13.0) million or $(0.20) per diluted share.
•Adjusted funds from operations (AFFO) was $0.20 per diluted share for the quarter.
•Adjusted EBITDAre was $46.3 million for the quarter.
•Comparable Hotel EBITDA was $53.7 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $128.0 million and restricted cash of $63.4 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $15.4 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 37.3% at the end of the second quarter.
•Capex invested during the quarter was $17.5 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company finalized an extension of its $435 million mortgage loan secured by four properties: The Notary Hotel, The Clancy, Sofitel Chicago Magnificent Mile, and Marriott Seattle Waterfront. The loan was paid down by $142 million and has a current balance of $293.2 million.
•Subsequent to quarter end, the Company entered into a new $200 million corporate financing that includes a $150 million term loan and a $50 million credit facility.

BHR Reports First Quarter Results

August 1, 2023
•Subsequent to quarter end, the Company announced the planned conversion of its Mr. C Beverly Hills Hotel to Hilton’s LXR brand under the new name, Cameo Beverly Hills.
MR. C BRAND CONVERSION
Subsequent to quarter end, the Company announced the rebranding and planned conversion of its Mr. C Beverly Hills (“Mr. C”) in Los Angeles, California to the Cameo Beverly Hills. Beginning August 4, 2023, Cameo Beverly Hills will be available for booking on Hilton’s website at hilton.com and join Hilton Honors, Hilton’s award-winning guest loyalty program. Following an extensive renovation, which is expected to be completed by the end of 2025, the hotel will join LXR Hotels & Resorts (“LXR”). One of Hilton’s iconic luxury brands, LXR is a collection of unique, independent luxury properties around the world that focuses on individualized service and one-of-a-kind stays.
The conversion of the hotel, which was built in 1965, will reflect its unique history and distinctive location in the heart of West Los Angeles near iconic amenities and high-end shopping on Rodeo Drive. The Company is planning an approximately $25 million renovation to further elevate this distinctive hotel that will enable a revitalized luxury guest experience when it is completed. Added amenities and enhanced design elements will include upgrades to the guestrooms, guest bathrooms, restaurant, lobby, pool, fitness area, and meeting spaces. Remington will continue to manage the property after the conversion under a management agreement.
CAPITAL STRUCTURE
As of June 30, 2023, the Company had total assets of $2.3 billion and $1.1 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 7.0%, taking into account in-the-money interest rate caps. Based on the current level of LIBOR and SOFR, and the Company’s corresponding interest rate caps, approximately 79% of the Company’s consolidated debt is effectively fixed and approximately 21% is effectively floating.
During the quarter, the Company finalized an extension of its $435 million mortgage loan secured by four properties: The Notary Hotel, The Clancy, Sofitel Chicago Magnificent Mile, and Marriott Seattle Waterfront. The loan was extended until June 2024. In conjunction with the extension, the Company paid down $142 million of the loan utilizing corporate cash on hand, which reduced the loan balance to approximately $293 million. As part of the extension the Company also purchased an interest rate cap through June 2024 with a strike rate of 4.69%.
Subsequent to quarter end, the Company completed a $200 million corporate financing. The financing includes a $150 million term loan and $50 million credit facility. The corporate financing is secured by The Ritz-Carlton Sarasota, Hotel Yountville, and Bardessono Hotel and Spa.
DIVIDENDS
On July 11, 2023, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the third quarter ending September 30, 2023. The dividend, which equates to an annual rate of $0.20 per share, will be paid on October 16, 2023, to stockholders of record as of September 29, 2023. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

BHR Reports First Quarter Results

August 1, 2023
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“Braemar’s urban hotels delivered solid second quarter operating performance,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “We remain extremely pleased with the continued momentum of these hotels which has been driven by strong corporate and group demand. Further, despite challenging year-over-year comparisons, our resorts continued to perform well with strong margins. We also continue to make solid progress addressing loan maturities and look forward to making additional announcements related to our liability management program,” he added. “We couldn’t be more excited about the conversion of our Mr. C Beverly Hills to Hilton’s LXR brand and expect the strength of Hilton’s reservation system to have a significant positive impact on the demand at that property. Looking ahead to the second half of 2023, we believe our portfolio is well-positioned for continued strong performance.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Wednesday, August 2, 2023, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Wednesday, August 9, 2023, by dialing (412) 317-6671 and entering the confirmation number, 13739430.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2023 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Wednesday, August 2, 2023, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported. Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes the change has been applied retrospectively.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

BHR Reports First Quarter Results

August 1, 2023
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2023	December 31, 2022
ASSETS
Investments in hotel properties, gross	$2,360,842	$2,325,093
Accumulated depreciation	(470,484)	(440,492)
Investments in hotel properties, net	1,890,358	1,884,601
Cash and cash equivalents	128,025	261,541
Restricted cash	63,439	54,155
Accounts receivable, net of allowance of $200 and $339, respectively	32,864	51,448
Inventories	5,119	5,238
Prepaid expenses	18,172	7,044
Deferred costs, net	75	—
Investment in OpenKey	1,699	1,689
Derivative assets	6,308	6,482
Other assets	17,078	14,621
Operating lease right-of-use assets	78,917	79,449
Intangible assets, net	3,693	3,883
Due from related parties, net	333	938
Due from third-party hotel managers	15,430	26,625
Total assets	$2,261,510	$2,397,714

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,135,958	$1,334,130
Accounts payable and accrued expenses	135,096	133,978
Dividends and distributions payable	8,917	8,184
Due to Ashford Inc., net	4,558	10,005
Due to third-party hotel managers	1,579	2,096
Operating lease liabilities	60,538	60,692
Derivative liabilities	165	284
Other liabilities	22,508	22,343
Total liabilities	1,369,319	1,571,712

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at June 30, 2023 and December 31, 2022	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 16,485,987 and 12,656,529 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	379,403	291,076
Series M Redeemable Preferred Stock, $0.01 par value, 1,959,622 and 1,428,332 shares issued and outstanding at June 30,2023 and December 31, 2022, respectively	48,405	35,182
Redeemable noncontrolling interests in operating partnership	35,174	40,555
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at June 30, 2023 and December 31, 2022	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 65,993,893 and 69,919,065 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	659	699
Additional paid-in capital	716,987	734,134
Accumulated deficit	(341,210)	(324,740)
Total stockholders' equity of the Company	376,452	410,109
Noncontrolling interest in consolidated entities	(12,669)	(16,346)
Total equity	363,783	393,763
Total liabilities and equity	$2,261,510	$2,397,714

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
REVENUE
Rooms	$117,137	$112,527	$254,664	$217,719
Food and beverage	47,776	42,269	100,004	78,976
Other	21,794	20,098	47,340	40,079
Total hotel revenue	186,707	174,894	402,008	336,774
EXPENSES
Hotel operating expenses:
Rooms	26,705	24,134	54,063	44,318
Food and beverage	36,365	31,894	76,104	59,922
Other expenses	56,297	52,087	118,592	98,294
Management fees	5,880	5,538	12,585	9,686
Total hotel operating expenses	125,247	113,653	261,344	212,220
Property taxes, insurance and other	9,396	5,277	17,512	13,880
Depreciation and amortization	22,567	19,571	45,088	38,012
Advisory services fee:
Base advisory fee	3,667	3,226	7,307	6,165
Reimbursable expenses	2,042	1,173	4,064	2,269
Incentive fee	—	(731)	—	246
Stock/unit-based compensation	2,506	2,637	4,792	4,947
(Gain) loss on legal settlements	—	(114)	—	(114)
Corporate, general and administrative:
Stock/unit-based compensation	391	543	428	588
Other general and administrative	3,505	2,895	6,288	5,345
Total operating expenses	169,321	148,130	346,823	283,558
OPERATING INCOME (LOSS)	17,386	26,764	55,185	53,216
Equity in earnings (loss) of unconsolidated entity	(75)	(74)	(148)	(146)
Interest income	2,295	162	4,403	187
Interest expense	(22,915)	(9,705)	(45,026)	(17,563)
Amortization of loan costs	(685)	(576)	(1,447)	(1,240)
Write-off of loan costs and exit fees	(248)	(22)	(260)	(98)
Gain (loss) on extinguishment of debt	—	—	2,318	—
Realized and unrealized gain (loss) on derivatives	1,029	1,208	695	1,616
INCOME (LOSS) BEFORE INCOME TAXES	(3,213)	17,757	15,720	35,972
Income tax (expense) benefit	75	(1,077)	(2,254)	(3,688)
NET INCOME (LOSS)	(3,138)	16,680	13,466	32,284
(Income) loss attributable to noncontrolling interest in consolidated entities	367	(1,468)	58	(1,442)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	925	(846)	664	(1,813)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(1,846)	14,366	14,188	29,029
Preferred dividends	(10,877)	(4,064)	(21,227)	(7,367)
Deemed dividends on redeemable preferred stock	(301)	—	(2,755)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(13,024)	$10,302	$(9,794)	$21,662

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.20)	$0.14	$(0.14)	$0.31
Weighted average common shares outstanding – basic	65,806	70,740	68,378	68,325
Diluted:
Net income (loss) attributable to common stockholders	$(0.20)	$0.12	$(0.14)	$0.27
Weighted average common shares outstanding – diluted	65,806	107,669	68,378	98,798
Dividends declared per common share:	$0.05	$0.01	$0.10	$0.02

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Net income (loss)	$(3,138)	$16,680	$13,466	$32,284
Interest expense and amortization of loan costs	23,600	10,281	46,473	18,803
Depreciation and amortization	22,567	19,571	45,088	38,012
Income tax expense (benefit)	(75)	1,077	2,254	3,688
Equity in (earnings) loss of unconsolidated entity	75	74	148	146
Company's portion of EBITDA of OpenKey	(80)	(75)	(157)	(146)
EBITDA and EBITDAre	42,949	47,608	107,272	92,787
Amortization of favorable (unfavorable) contract assets (liabilities)	118	118	237	226
Transaction and conversion costs	1,056	771	2,251	1,326
Write-off of loan costs and exit fees	248	22	260	98
Realized and unrealized (gain) loss on derivatives	(1,029)	(1,208)	(695)	(1,616)
Stock/unit-based compensation	2,899	3,185	5,227	5,550
Legal, advisory and settlement costs	12	315	81	632
Advisory services incentive fee	—	(731)	—	246
(Gain) loss on extinguishment of debt	—	—	(2,318)	—
Company's portion of adjustments to EBITDAre of OpenKey	—	(1)	—	5
Adjusted EBITDAre	$46,253	$50,079	$112,315	$99,254
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Net income (loss)	$(3,138)	$16,680	$13,466	$32,284
(Income) loss attributable to noncontrolling interest in consolidated entities	367	(1,468)	58	(1,442)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	925	(846)	664	(1,813)
Preferred dividends	(10,877)	(4,064)	(21,227)	(7,367)
Deemed dividends on redeemable preferred stock	(301)	—	(2,755)	—
Net income (loss) attributable to common stockholders	(13,024)	10,302	(9,794)	21,662
Depreciation and amortization on real estate	21,763	18,927	43,548	36,722
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(925)	846	(664)	1,813
Equity in (earnings) loss of unconsolidated entity	75	74	148	146
Company's portion of FFO of OpenKey	(85)	(74)	(163)	(146)
FFO available to common stockholders and OP unitholders	7,804	30,075	33,075	60,197
Deemed dividends on redeemable preferred stock	301	—	2,755	—
Transaction and conversion costs	1,056	771	2,251	1,326
Write-off of loan costs and exit fees	248	22	260	98
Unrealized (gain) loss on derivatives	1,253	(1,208)	3,454	(1,616)
Stock/unit-based compensation	2,899	3,185	5,227	5,550
Legal, advisory and settlement costs	12	315	81	632
Interest expense accretion on refundable membership club deposits	164	178	342	368
Amortization of loan costs	661	553	1,400	1,195
Advisory services incentive fee	—	(731)	—	246
(Gain) loss on extinguishment of debt	—	—	(2,318)	—
Company's portion of adjustments to FFO of OpenKey	—	(1)	—	5
Adjusted FFO available to common stockholders and OP unitholders	$14,398	$33,159	$46,527	$68,001
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.20	$0.43	$0.63	$0.92
Weighted average diluted shares	71,317	76,642	74,300	74,214

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2023
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (10)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA(11)	Comparable TTM Hotel EBITDA Debt Yield
BAML	Bardessono Hotel and Spa	August 2023	August 2023	SOFR (2) + 2.65%	$—	$40,000		$40,000	$1,743	4.4%	$7,179	17.9%
Apollo	The Ritz-Carlton St. Thomas	August 2023	August 2024	LIBOR (1) + 3.95%	—	42,500	(3)	42,500	12,899	30.4%	24,970	58.8%
BAML	The Ritz-Carlton Sarasota	October 2023	April 2024	SOFR (2) + 3.60%	—	98,000	(4)	98,000	10,147	10.4%	25,023	25.5%
BAML	Hotel Yountville	November 2023	May 2024	SOFR (2) + 2.65%	—	51,000	(4)	51,000	945	1.9%	6,014	11.8%
BAML	The Ritz-Carlton Lake Tahoe	January 2024	January 2024	SOFR (2) + 2.20%	—	54,000		54,000	2,614	4.8%	10,904	20.2%
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	February 2024	February 2024	LIBOR (1) + 1.70%	—	195,000		195,000	19,174	9.8%	32,954	16.9%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2024	February 2027	SOFR (2) + 2.86%	—	70,500		70,500	3,706	5.3%	13,666	19.4%
BAML	See footnote	June 2024	June 2025	LIBOR (1) + 2.61%	—	293,180	(6)	293,180	7,562	2.6%	37,749	12.9%
LoanCore	Mr. C Beverly Hills Hotel	August 2024	August 2024	LIBOR (1) + 3.60%	—	30,000	(7)	30,000	(2,274)	(7.6)%	2,641	8.8%
BAML	Pier House Resort & Spa	September 2024	September 2024	SOFR (2) + 1.95%	—	80,000		80,000	8,544	10.7%	15,925	19.9%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2025	December 2027	SOFR (2) + 3.75%	—	100,000	(8)	100,000	3,889	3.9%	21,692	21.7%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
Unencumbered Hotel	The Ritz-Carlton Reserve Dorado Beach				—	—		—	11,203	N/A	20,040	N/A
Total					$86,250	$1,054,180		$1,140,430	$80,152	7.0%	$218,757	19.2%
Percentage					7.6%	92.4%		100.0%
Weighted average interest rate (9)					4.50%	7.18%		6.97%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    LIBOR rate was 5.22% at June 30, 2023.
(2)    SOFR rate was 5.14% at June 30, 2023.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in August 2022. This mortgage loan has a LIBOR floor of 1.00%.
(4)    This mortgage loan has one six-month extension option subject to satisfaction of certain conditions.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(6)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the fourth was exercised in June 2023. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(7)    This mortgage loan has a LIBOR floor of 1.50%.
(8)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(9)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(10)    The final maturity date assumes all available extension options will be exercised.
(11)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2023
(dollars in thousands)
(unaudited)

Lender	Hotels	2023	2024	2025	2026	2027	Thereafter	Total
BAML	Bardessono Hotel and Spa	$40,000	$—	$—	$—	$—	$—	$40,000
BAML	Hotel Yountville	—	51,000	—	—	—	—	51,000
BAML	The Ritz-Carlton Lake Tahoe	—	54,000	—	—	—	—	54,000
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	—	195,000	—	—	—	—	195,000
BAML	The Ritz-Carlton Sarasota	—	97,000	—	—	—	—	97,000
Apollo	The Ritz-Carlton St. Thomas	—	42,500	—	—	—	—	42,500
LoanCore	Mr. C Beverly Hills Hotel	—	30,000	—	—	—	—	30,000
BAML	Pier House Resort & Spa	—	80,000	—	—	—	—	80,000
BAML	See footnote 1	—	—	293,180	—	—	—	293,180
Convertible Senior Notes	N/A	—	—	—	86,250	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	—	70,500	—	70,500
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	96,000	—	96,000
Principal due in future periods		$40,000	$549,500	$293,180	$86,250	$166,500	$—	$1,135,430
Scheduled amortization payments remaining		500	500	—	2,000	2,000	—	5,000
Total indebtedness		$40,500	$550,000	$293,180	$88,250	$168,500	$—	$1,140,430
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$118,603	$—	$118,603	$113,978	$9,509	$123,487	4.06%	(3.96)%
RevPAR	$309.21	$—	$309.21	$313.68	$497.61	$322.87	(1.43)%	(4.23)%
Occupancy	70.91%	—%	70.91%	71.15%	52.61%	70.23%	(0.34)%	0.97%
ADR	$436.07	$—	$436.07	$440.85	$945.93	$459.75	(1.08)%	(5.15)%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$258,426	$—	$258,426	$221,029	$31,160	$252,189	16.92%	2.47%
RevPAR	$338.78	$—	$338.78	$308.95	$687.51	$331.51	9.66%	2.19%
Occupancy	67.90%	—%	67.90%	63.18%	52.47%	62.54%	7.47%	8.57%
ADR	$498.95	$—	$498.95	$489.02	$1,310.20	$530.07	2.03%	(5.87)%

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$97,783	$—	$97,783	$91,643	$9,509	$101,152	6.70%	(3.33)%
RevPAR	$317.07	$—	$317.07	$317.99	$497.61	$329.16	(0.29)%	(3.67)%
Occupancy	69.72%	—%	69.72%	69.06%	52.61%	68.04%	0.96%	2.47%
ADR	$454.81	$—	$454.81	$460.46	$945.93	$483.80	(1.23)%	(5.99)%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$215,194	$—	$215,194	$179,096	$31,160	$210,256	20.16%	2.35%
RevPAR	$350.87	$—	$350.87	$316.48	$687.51	$343.99	10.87%	2.00%
Occupancy	66.34%	—%	66.34%	62.56%	52.47%	61.81%	6.04%	7.33%
ADR	$528.89	$—	$528.89	$505.90	$1,310.20	$556.53	4.54%	(4.97)%

NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at June 30, 2023, and not under renovation during the three months ended June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$187,905	$176,082	6.71%	$405,085	$339,484	19.32%
Non-comparable adjustments	—	16,915		—	50,226
Comparable total hotel revenue	$187,905	$192,997	(2.64)%	$405,085	$389,710	3.95%

Hotel net income (loss)	$18,143	$31,259	(41.96)%	$55,896	$63,463	(11.92)%
Non-comparable adjustments	—	2,784		—	8,246
Comparable hotel net income (loss)	$18,143	$34,043	(46.71)%	$55,896	$71,709	(22.05)%
Hotel net income (loss) margin	9.66%	17.75%	(8.09)%	13.80%	18.69%	(4.89)%
Comparable hotel net income margin	—%	17.64%	(17.64)%	13.80%	18.40%	(4.60)%

Hotel EBITDA	$53,660	$57,066	(5.97)%	$126,456	$112,747	12.16%
Non-comparable adjustments	—	6,404		—	16,878
Comparable hotel EBITDA	$53,660	$63,470	(15.46)%	$126,456	$129,625	(2.44)%
Hotel EBITDA margin	28.56%	32.41%	(3.85)%	31.22%	33.21%	(1.99)%
Comparable hotel EBITDA margin	28.56%	32.89%	(4.33)%	31.22%	33.26%	(2.04)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$1,757	$1,630	7.82%	$2,911	$1,689	72.38%
Hotel net income (loss) attributable to the Company and OP unitholders	$16,386	$29,629	(44.70)%	$52,985	$61,774	(14.23)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$16,386	$32,413	(49.45)%	$52,985	$70,020	(24.33)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,618	$2,387	9.70%	$4,561	$3,198	42.63%
Hotel EBITDA attributable to the Company and OP unitholders	$51,042	$54,679	(6.65)%	$121,896	$109,550	11.27%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$51,042	$61,083	(16.44)%	$121,896	$126,428	(3.58)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$148,224	$135,136	9.69%	$321,746	$261,484	23.05%
Non-comparable adjustments	—	16,915		—	50,226
Comparable total hotel revenue	$148,224	$152,051	(2.52)%	$321,746	$311,710	3.22%

Hotel net income (loss)	$11,623	$22,089	(47.38)%	$40,891	$45,883	(10.88)%
Non-comparable adjustments	—	2,784		—	8,246
Comparable hotel net income (loss)	$11,623	$24,873	(53.27)%	$40,891	$54,129	(24.46)%
Hotel net income (loss) margin	7.84%	16.35%	(8.51)%	12.71%	17.55%	(4.84)%
Comparable hotel net income margin	7.84%	16.36%	(8.52)%	12.71%	17.37%	(4.66)%

Hotel EBITDA	$41,198	$43,487	(5.26)%	$100,090	$86,603	15.57%
Non-comparable adjustments	—	6,404		—	16,878
Comparable hotel EBITDA	$41,198	$49,891	(17.42)%	$100,090	$103,481	(3.28)%
Hotel EBITDA margin	27.79%	32.18%	(4.39)%	31.11%	33.12%	(2.01)%
Comparable hotel EBITDA margin	27.79%	32.81%	(5.02)%	31.11%	33.20%	(2.09)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$1,757	$1,630	7.82%	$2,911	$1,689	72.38%
Hotel net income (loss) attributable to the Company and OP unitholders	$9,866	$20,459	(51.78)%	$37,980	$44,194	(14.06)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$9,866	$23,243	(57.55)%	$37,980	$52,440	(27.57)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,618	$2,387	9.70%	$4,561	$3,198	42.63%
Hotel EBITDA attributable to the Company and OP unitholders	$38,580	$41,100	(6.13)%	$95,530	$83,406	14.54%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$38,580	$47,504	(18.79)%	$95,530	$100,284	(4.74)%
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at June 30, 2023, and not under renovation during the three months ended June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$11,433	$—	$11,433	$9,719	$—	$9,719	17.64%	17.64%
Total hotel revenue	$17,580	$—	$17,580	$13,694	$—	$13,694	28.38%	28.38%
Hotel net income (loss)	$3,924	$—	$3,924	$2,584	$—	$2,584	51.86%	51.86%
Hotel net income (loss) margin	22.32%		22.32%	18.87%		18.87%	3.45%	3.45%
Hotel EBITDA	$6,342	$—	$6,342	$4,584	$—	$4,584	38.35%	38.35%
Hotel EBITDA margin	36.08%		36.08%	33.47%		33.47%	2.61%	2.61%
Selected Operating Information:
RevPAR	$228.41	$—	$228.41	$194.18	$—	$194.18	17.63%	17.63%
Occupancy	82.06%	—%	82.06%	75.86%	—%	75.86%	8.17%	8.17%
ADR	$278.35	$—	$278.35	$255.97	$—	$255.97	8.74%	8.74%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$7,242	$—	$7,242	$7,638	$—	$7,638	(5.18)%	(5.18)%
Total hotel revenue	$12,411	$—	$12,411	$13,222	$—	$13,222	(6.13)%	(6.13)%
Hotel net income (loss)	$3,105	$—	$3,105	$3,939	$—	$3,939	(21.17)%	(21.17)%
Hotel net income (loss) margin	25.02%		25.02%	29.79%		29.79%	(4.77)%	(4.77)%
Hotel EBITDA	$4,130	$—	$4,130	$4,963	$—	$4,963	(16.78)%	(16.78)%
Hotel EBITDA margin	33.28%		33.28%	37.54%		37.54%	(4.26)%	(4.26)%
Selected Operating Information:
RevPAR	$201.99	$—	$201.99	$213.03	$—	$213.03	(5.18)%	(5.18)%
Occupancy	82.23%	—%	82.23%	85.40%	—%	85.40%	(3.71)%	(3.71)%
ADR	$245.65	$—	$245.65	$249.46	$—	$249.46	(1.53)%	(1.53)%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,738	$—	$7,738	$7,542	$—	$7,542	2.60%	2.60%
Total hotel revenue	$10,097	$—	$10,097	$10,162	$—	$10,162	(0.64)%	(0.64)%
Hotel net income (loss)	$1,890	$—	$1,890	$4,103	$—	$4,103	(53.94)%	(53.94)%
Hotel net income (loss) margin	18.72%		18.72%	40.38%		40.38%	(21.66)%	(21.66)%
Hotel EBITDA	$3,033	$—	$3,033	$5,642	$—	$5,642	(46.24)%	(46.24)%
Hotel EBITDA margin	30.04%		30.04%	55.52%		55.52%	(25.48)%	(25.48)%
Selected Operating Information:
RevPAR	$204.90	$—	$204.90	$199.71	$—	$199.71	2.60%	2.60%
Occupancy	74.60%	—%	74.60%	74.33%	—%	74.33%	0.36%	0.36%
ADR	$274.66	$—	$274.66	$268.69	$—	$268.69	2.22%	2.22%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,761	$—	$4,761	$5,699	$—	$5,699	(16.46)%	(16.46)%
Total hotel revenue	$6,283	$—	$6,283	$7,293	$—	$7,293	(13.85)%	(13.85)%
Hotel net income (loss)	$764	$—	$764	$1,820	$—	$1,820	(58.02)%	(58.02)%
Hotel net income (loss) margin	12.16%		12.16%	24.96%		24.96%	(12.80)%	(12.80)%
Hotel EBITDA	$2,244	$—	$2,244	$2,903	$—	$2,903	(22.70)%	(22.70)%
Hotel EBITDA margin	35.72%		35.72%	39.81%		39.81%	(4.09)%	(4.09)%
Selected Operating Information:
RevPAR	$804.88	$—	$804.88	$963.50	$—	$963.50	(16.46)%	(16.46)%
Occupancy	72.87%	—%	72.87%	71.85%	—%	71.85%	1.42%	1.42%
ADR	$1,104.60	$—	$1,104.60	$1,340.96	$—	$1,340.96	(17.63)%	(17.63)%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,903	$—	$5,903	$7,015	$—	$7,015	(15.85)%	(15.85)%
Total hotel revenue	$7,484	$—	$7,484	$8,710	$—	$8,710	(14.08)%	(14.08)%
Hotel net income (loss)	$1,709	$—	$1,709	$3,530	$—	$3,530	(51.59)%	(51.59)%
Hotel net income (loss) margin	22.84%		22.84%	40.53%		40.53%	(17.69)%	(17.69)%
Hotel EBITDA	$3,775	$—	$3,775	$4,754	$—	$4,754	(20.59)%	(20.59)%
Hotel EBITDA margin	50.44%		50.44%	54.58%		54.58%	(4.14)%	(4.14)%
Selected Operating Information:
RevPAR	$456.90	$—	$456.90	$542.86	$—	$542.86	(15.83)%	(15.83)%
Occupancy	71.18%	—%	71.18%	74.42%	—%	74.42%	(4.35)%	(4.35)%
ADR	$641.89	$—	$641.89	$729.50	$—	$729.50	(12.01)%	(12.01)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,254	$—	$3,254	$4,309	$—	$4,309	(24.48)%	(24.48)%
Total hotel revenue	$3,982	$—	$3,982	$5,122	$—	$5,122	(22.26)%	(22.26)%
Hotel net income (loss)	$13	$—	$13	$1,247	$—	$1,247	(98.96)%	(98.96)%
Hotel net income (loss) margin	0.33%		0.33%	24.35%		24.35%	(24.02)%	(24.02)%
Hotel EBITDA	$1,420	$—	$1,420	$2,253	$—	$2,253	(36.97)%	(36.97)%
Hotel EBITDA margin	35.66%		35.66%	43.99%		43.99%	(8.33)%	(8.33)%
Selected Operating Information:
RevPAR	$447.05	$—	$447.05	$591.91	$—	$591.91	(24.47)%	(24.47)%
Occupancy	58.54%	—%	58.54%	61.32%	—%	61.32%	(4.53)%	(4.53)%
ADR	$763.61	$—	$763.61	$965.30	$—	$965.30	(20.89)%	(20.89)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$1,866	$—	$1,866	$2,306	$—	$2,306	(19.08)%	(19.08)%
Total hotel revenue	$5,366	$—	$5,366	$6,652	$—	$6,652	(19.33)%	(19.33)%
Hotel net income (loss)	$(4,002)	$—	$(4,002)	$(1,949)	$—	$(1,949)	(105.34)%	(105.34)%
Hotel net income (loss) margin	(74.58)%		(74.58)%	(29.30)%		(29.30)%	(45.28)%	(45.28)%
Hotel EBITDA	$(1,190)	$—	$(1,190)	$(180)	$—	$(180)	(561.11)%	(561.11)%
Hotel EBITDA margin	(22.18)%		(22.18)%	(2.71)%		(2.71)%	(19.47)%	(19.47)%
Selected Operating Information:
RevPAR	$106.17	$—	$106.17	$133.35	$—	$133.35	(20.38)%	(20.38)%
Occupancy	33.93%	—%	33.93%	44.90%	—%	44.90%	(24.43)%	(24.43)%
ADR	$312.86	$—	$312.86	$297.00	$—	$297.00	5.34%	5.34%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$7,643	$—	$7,643	$6,158	$—	$6,158	24.11%	24.11%
Total hotel revenue	$9,642	$—	$9,642	$7,587	$—	$7,587	27.09%	27.09%
Hotel net income (loss)	$1,388	$—	$1,388	$402	$—	$402	245.27%	245.27%
Hotel net income (loss) margin	14.40%		14.40%	5.30%		5.30%	9.10%	9.10%
Hotel EBITDA	$3,586	$—	$3,586	$2,480	$—	$2,480	44.60%	44.60%
Hotel EBITDA margin	37.19%		37.19%	32.69%		32.69%	4.50%	4.50%
Selected Operating Information:
RevPAR	$168.33	$—	$168.33	$135.62	$—	$135.62	24.12%	24.12%
Occupancy	70.66%	—%	70.66%	62.18%	—%	62.18%	13.64%	13.64%
ADR	$238.24	$—	$238.24	$218.10	$—	$218.10	9.23%	9.23%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$8,217	$—	$8,217	$9,753	$—	$9,753	(15.75)%	(15.75)%
Total hotel revenue	$9,779	$—	$9,779	$11,094	$—	$11,094	(11.85)%	(11.85)%
Hotel net income (loss)	$37	$—	$37	$931	$—	$931	(96.03)%	(96.03)%
Hotel net income (loss) margin	0.38%		0.38%	8.39%		8.39%	(8.01)%	(8.01)%
Hotel EBITDA	$2,450	$—	$2,450	$3,749	$—	$3,749	(34.65)%	(34.65)%
Hotel EBITDA margin	25.05%		25.05%	33.79%		33.79%	(8.74)%	(8.74)%
Selected Operating Information:
RevPAR	$220.23	$—	$220.23	$261.39	$—	$261.39	(15.75)%	(15.75)%
Occupancy	75.35%	—%	75.35%	79.31%	—%	79.31%	(4.99)%	(4.99)%
ADR	$292.28	$—	$292.28	$329.57	$—	$329.57	(11.31)%	(11.31)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$9,387	$—	$9,387	$12,616	$—	$12,616	(25.59)%	(25.59)%
Total hotel revenue	$22,101	$—	$22,101	$27,252	$—	$27,252	(18.90)%	(18.90)%
Hotel net income (loss)	$2,593	$—	$2,593	$6,586	$—	$6,586	(60.63)%	(60.63)%
Hotel net income (loss) margin	11.73%		11.73%	24.17%		24.17%	(12.44)%	(12.44)%
Hotel EBITDA	$6,120	$—	$6,120	$8,995	$—	$8,995	(31.96)%	(31.96)%
Hotel EBITDA margin	27.69%		27.69%	33.01%		33.01%	(5.32)%	(5.32)%
Selected Operating Information:
RevPAR	$373.75	$—	$373.75	$502.29	$—	$502.29	(25.59)%	(25.59)%
Occupancy	63.35%	—%	63.35%	85.79%	—%	85.79%	(26.16)%	(26.16)%
ADR	$590.01	$—	$590.01	$585.49	$—	$585.49	0.77%	0.77%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$4,533	$—	$4,533	$3,787	$—	$3,787	19.70%	19.70%
Total hotel revenue	$9,863	$—	$9,863	$8,310	$—	$8,310	18.69%	18.69%
Hotel net income (loss)	$(2,450)	$—	$(2,450)	$(2,170)	$—	$(2,170)	(12.90)%	(12.90)%
Hotel net income (loss) margin	(24.84)%		(24.84)%	(26.11)%		(26.11)%	1.27%	1.27%
Hotel EBITDA	$(115)	$—	$(115)	$(616)	$—	$(616)	81.33%	81.33%
Hotel EBITDA margin	(1.17)%		(1.17)%	(7.41)%		(7.41)%	6.24%	6.24%
Selected Operating Information:
RevPAR	$272.17	$—	$272.17	$228.65	$—	$228.65	19.03%	19.03%
Occupancy	53.05%	—%	53.05%	45.27%	—%	45.27%	17.19%	17.19%
ADR	$513.08	$—	$513.08	$505.05	$—	$505.05	1.59%	1.59%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$8,193	$—	$8,193	$5,587	$—	$5,587	46.64%	46.64%
Total hotel revenue	$9,941	$—	$9,941	$6,790	$—	$6,790	46.41%	46.41%
Hotel net income (loss)	$2,729	$—	$2,729	$1,510	$—	$1,510	80.73%	80.73%
Hotel net income (loss) margin	27.45%		27.45%	22.24%		22.24%	5.21%	5.21%
Hotel EBITDA	$4,313	$—	$4,313	$2,840	$—	$2,840	51.87%	51.87%
Hotel EBITDA margin	43.39%		43.39%	41.83%		41.83%	1.56%	1.56%
Selected Operating Information:
RevPAR	$243.99	$—	$243.99	$170.06	$—	$170.06	43.47%	43.47%
Occupancy	78.58%	—%	78.58%	56.96%	—%	56.96%	37.96%	37.96%
ADR	$310.50	$—	$310.50	$298.54	$—	$298.54	4.01%	4.01%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$13,176	$—	$13,176	$15,344	$952	$16,296	(14.13)%	(19.15)%
Total hotel revenue	$21,544	$—	$21,544	$24,413	$952	$25,365	(11.75)%	(15.06)%
Hotel net income (loss)	$3,586	$—	$3,586	$5,742	$952	$6,694	(37.55)%	(46.43)%
Hotel net income (loss) margin	16.65%		16.65%	23.52%		26.39%	(6.87)%	(9.74)%
Hotel EBITDA	$6,848	$—	$6,848	$8,664	$952	$9,616	(20.96)%	(28.79)%
Hotel EBITDA margin	31.79%		31.79%	35.49%		37.91%	(3.70)%	(6.12)%
Selected Operating Information:
RevPAR	$804.45	$—	$804.45	$936.76	$—	$994.90	(14.12)%	(19.14)%
Occupancy	75.53%	—%	75.53%	83.02%	—%	83.02%	(9.02)%	(9.02)%
ADR	$1,065.06	$—	$1,065.06	$1,128.41	$—	$1,198.44	(5.61)%	(11.13)%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$3,306	$—	$3,306	$3,418	$104	$3,522	(3.28)%	(6.13)%
Total hotel revenue	$4,632	$—	$4,632	$5,297	$—	$5,297	(12.55)%	(12.55)%
Hotel net income (loss)	$(595)	$—	$(595)	$(34)	$—	$(34)	(1,650.00)%	(1,650.00)%
Hotel net income (loss) margin	(12.85)%		(12.85)%	(0.64)%		(0.64)%	(12.21)%	(12.21)%
Hotel EBITDA	$648	$—	$648	$1,041	$—	$1,041	(37.75)%	(37.75)%
Hotel EBITDA margin	13.99%		13.99%	19.65%		19.65%	(5.66)%	(5.66)%
Selected Operating Information:
RevPAR	$254.01	$—	$254.01	$262.67	$—	$270.63	(3.30)%	(6.14)%
Occupancy	79.52%	—%	79.52%	78.87%	—%	78.87%	0.82%	0.82%
ADR	$319.43	$—	$319.43	$333.02	$—	$343.11	(4.08)%	(6.90)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$14,027	$—	$14,027	$13,087	$—	$13,087	7.18%	7.18%
Total hotel revenue	$21,965	$—	$21,965	$20,484	$—	$20,484	7.23%	7.23%
Hotel net income (loss)	$3,960	$—	$3,960	$3,018	$355	$3,373	31.21%	17.40%
Hotel net income (loss) margin	18.03%		18.03%	14.73%		16.47%	3.30%	1.56%
Hotel EBITDA	$5,826	$—	$5,826	$4,994	$355	$5,349	16.66%	8.92%
Hotel EBITDA margin	26.52%		26.52%	24.38%		26.11%	2.14%	0.41%
Selected Operating Information:
RevPAR	$1,454.20	$—	$1,454.20	$1,356.87	$—	$1,356.87	7.17%	7.17%
Occupancy	64.07%	—%	64.07%	65.76%	—%	65.76%	(2.57)%	(2.57)%
ADR	$2,269.78	$—	$2,269.78	$2,063.44	$—	$2,063.44	10.00%	10.00%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$7,924	$—	$7,924	$—	$8,453	$8,453	—%	(6.26)%
Total hotel revenue	$15,235	$—	$15,235	$—	$15,963	$15,963	—%	(4.56)%
Hotel net income (loss)	$(508)	$—	$(508)	$—	$1,477	$1,477	—%	(134.39)%
Hotel net income (loss) margin	(3.33)%		(3.33)%	—%		9.25%	(3.33)%	(12.58)%
Hotel EBITDA	$4,230	$—	$4,230	$—	$5,097	$5,097	—%	(17.01)%
Hotel EBITDA margin	27.77%		27.77%	—%		31.93%	27.77%	(4.16)%
Selected Operating Information:
RevPAR	$414.67	$—	$414.67	$—	$442.36	$442.36	—%	(6.26)%
Occupancy	48.66%	—%	48.66%	—%	52.61%	52.61%	—%	(7.51)%
ADR	$852.18	$—	$852.18	$—	$840.90	$840.90	—%	1.34%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$72,073	$—	$72,073	$71,801	$9,405	$81,206	0.38%	(11.25)%
Total hotel revenue	$126,234	$—	$126,234	$121,458	$16,915	$138,373	3.93%	(8.77)%
Hotel net income (loss)	$8,770	$—	$8,770	$21,763	$2,784	$24,547	(59.70)%	(64.27)%
Hotel net income (loss) margin	6.95%		6.95%	17.92%		17.74%	(10.97)%	(10.79)%
Hotel EBITDA	$33,288	$—	$33,288	$36,730	$6,404	$43,134	(9.37)%	(22.83)%
Hotel EBITDA margin	26.37%		26.37%	30.24%		31.17%	(3.87)%	(4.80)%
Selected Operating Information:
RevPAR	$433.04	$—	$433.04	$488.56	$492.20	$488.98	(11.36)%	(11.44)%
Occupancy	63.57%	—%	63.57%	71.92%	52.61%	69.70%	(11.61)%	(8.79)%
ADR	$681.19	$—	$681.19	$679.32	$935.63	$701.58	0.28%	(2.91)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$46,530	$—	$46,530	$42,177	$104	$42,281	10.32%	10.05%
Total hotel revenue	$61,671	$—	$61,671	$54,624	$—	$54,624	12.90%	12.90%
Hotel net income (loss)	$9,373	$—	$9,373	$9,496	$—	$9,496	(1.30)%	(1.30)%
Hotel net income (loss) margin	15.20%		15.20%	17.38%		17.38%	(2.18)%	(2.18)%
Hotel EBITDA	$20,372	$—	$20,372	$20,336	$—	$20,336	0.18%	0.18%
Hotel EBITDA margin	33.03%		33.03%	37.23%		37.23%	(4.20)%	(4.20)%
Selected Operating Information:
RevPAR	$214.30	$—	$214.30	$194.90	$—	$195.38	9.95%	9.68%
Occupancy	76.53%	—%	76.53%	70.63%	—%	70.63%	8.35%	8.35%
ADR	$280.00	$—	$280.00	$275.94	$—	$276.62	1.47%	1.22%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$118,603	$—	$118,603	$113,978	$9,509	$123,487	4.06%	(3.96)%
Total hotel revenue	$187,905	$—	$187,905	$176,082	$16,915	$192,997	6.71%	(2.64)%
Hotel net income (loss)	$18,143	$—	$18,143	$31,259	$2,784	$34,043	(41.96)%	(46.71)%
Hotel net income (loss) margin	9.66%		9.66%	17.75%		17.64%	(8.09)%	(7.98)%
Hotel EBITDA	$53,660	$—	$53,660	$57,066	$6,404	$63,470	(5.97)%	(15.46)%
Hotel EBITDA margin	28.56%		28.56%	32.41%		32.89%	(3.85)%	(4.33)%
Selected Operating Information:
RevPAR	$309.21	$—	$309.21	$313.68	$497.61	$322.87	(1.43)%	(4.23)%
Occupancy	70.91%	—%	70.91%	71.15%	52.61%	70.23%	(0.34)%	0.97%
ADR	$436.07	$—	$436.07	$440.85	$945.93	$459.75	(1.08)%	(5.15)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale,
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$20,210	$—	$20,210	$13,600	$—	$13,600	48.60%	48.60%
Total hotel revenue	$32,278	$—	$32,278	$20,325	$—	$20,325	58.81%	58.81%
Hotel net income (loss)	$5,658	$—	$5,658	$742	$—	$742	662.53%	662.53%
Hotel net income (loss) margin	17.53%		17.53%	3.65%		3.65%	13.88%	13.88%
Hotel EBITDA	$10,240	$—	$10,240	$4,664	$—	$4,664	119.55%	119.55%
Hotel EBITDA margin	31.72%		31.72%	22.95%		22.95%	8.77%	8.77%
Selected Operating Information:
RevPAR	$203.01	$—	$203.01	$136.61	$—	$136.61	48.61%	48.61%
Occupancy	76.73%	—%	76.73%	57.22%	—%	57.22%	34.10%	34.10%
ADR	$264.58	$—	$264.58	$238.75	$—	$238.75	10.82%	10.82%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$13,904	$—	$13,904	$12,896	$—	$12,896	7.82%	7.82%
Total hotel revenue	$24,281	$—	$24,281	$23,015	$—	$23,015	5.50%	5.50%
Hotel net income (loss)	$5,987	$—	$5,987	$6,016	$—	$6,016	(0.48)%	(0.48)%
Hotel net income (loss) margin	24.66%		24.66%	26.14%		26.14%	(1.48)%	(1.48)%
Hotel EBITDA	$8,002	$—	$8,002	$8,126	$—	$8,126	(1.53)%	(1.53)%
Hotel EBITDA margin	32.96%		32.96%	35.31%		35.31%	(2.35)%	(2.35)%
Selected Operating Information:
RevPAR	$194.97	$—	$194.97	$180.83	$—	$180.83	7.82%	7.82%
Occupancy	78.59%	—%	78.59%	75.87%	—%	75.87%	3.59%	3.59%
ADR	$248.09	$—	$248.09	$238.34	$—	$238.34	4.09%	4.09%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$11,304	$—	$11,304	$10,301	$—	$10,301	9.74%	9.74%
Total hotel revenue	$15,001	$—	$15,001	$14,047	$—	$14,047	6.79%	6.79%
Hotel net income (loss)	$967	$—	$967	$1,188	$—	$1,188	(18.60)%	(18.60)%
Hotel net income (loss) margin	6.45%		6.45%	8.46%		8.46%	(2.01)%	(2.01)%
Hotel EBITDA	$3,418	$—	$3,418	$4,359	$—	$4,359	(21.59)%	(21.59)%
Hotel EBITDA margin	22.79%		22.79%	31.03%		31.03%	(8.24)%	(8.24)%
Selected Operating Information:
RevPAR	$150.49	$—	$150.49	$137.14	$—	$137.14	9.73%	9.73%
Occupancy	64.75%	—%	64.75%	59.25%	—%	59.25%	9.28%	9.28%
ADR	$232.43	$—	$232.43	$231.45	$—	$231.45	0.42%	0.42%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$7,435	$—	$7,435	$9,206	$—	$9,206	(19.24)%	(19.24)%
Total hotel revenue	$10,061	$—	$10,061	$12,208	$—	$12,208	(17.59)%	(17.59)%
Hotel net income (loss)	$(540)	$—	$(540)	$2,205	$—	$2,205	(124.49)%	(124.49)%
Hotel net income (loss) margin	(5.37)%		(5.37)%	18.06%		18.06%	(23.43)%	(23.43)%
Hotel EBITDA	$2,364	$—	$2,364	$4,312	$—	$4,312	(45.18)%	(45.18)%
Hotel EBITDA margin	23.50%		23.50%	35.32%		35.32%	(11.82)%	(11.82)%
Selected Operating Information:
RevPAR	$631.94	$—	$631.94	$782.51	$—	$782.51	(19.24)%	(19.24)%
Occupancy	61.04%	—%	61.04%	64.57%	—%	64.57%	(5.47)%	(5.47)%
ADR	$1,035.33	$—	$1,035.33	$1,211.82	$—	$1,211.82	(14.56)%	(14.56)%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$13,917	$—	$13,917	$16,381	$—	$16,381	(15.04)%	(15.04)%
Total hotel revenue	$17,343	$—	$17,343	$19,935	$—	$19,935	(13.00)%	(13.00)%
Hotel net income (loss)	$5,523	$—	$5,523	$9,356	$—	$9,356	(40.97)%	(40.97)%
Hotel net income (loss) margin	31.85%		31.85%	46.93%		46.93%	(15.08)%	(15.08)%
Hotel EBITDA	$9,533	$—	$9,533	$11,723	$—	$11,723	(18.68)%	(18.68)%
Hotel EBITDA margin	54.97%		54.97%	58.81%		58.81%	(3.84)%	(3.84)%
Selected Operating Information:
RevPAR	$541.48	$—	$541.48	$637.33	$—	$637.33	(15.04)%	(15.04)%
Occupancy	76.48%	—%	76.48%	80.69%	—%	80.69%	(5.22)%	(5.22)%
ADR	$708.03	$—	$708.03	$789.81	$—	$789.81	(10.35)%	(10.35)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$5,306	$—	$5,306	$6,440	$—	$6,440	(17.61)%	(17.61)%
Total hotel revenue	$6,595	$—	$6,595	$7,809	$—	$7,809	(15.55)%	(15.55)%
Hotel net income (loss)	$(984)	$—	$(984)	$618	$—	$618	(259.22)%	(259.22)%
Hotel net income (loss) margin	(14.92)%		(14.92)%	7.91%		7.91%	(22.83)%	(22.83)%
Hotel EBITDA	$1,738	$—	$1,738	$2,682	$—	$2,682	(35.20)%	(35.20)%
Hotel EBITDA margin	26.35%		26.35%	34.34%		34.34%	(7.99)%	(7.99)%
Selected Operating Information:
RevPAR	$366.46	$—	$366.46	$444.79	$—	$444.79	(17.61)%	(17.61)%
Occupancy	53.64%	—%	53.64%	50.21%	—%	50.21%	6.83%	6.83%
ADR	$683.20	$—	$683.20	$885.91	$—	$885.91	(22.88)%	(22.88)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$16,207	$—	$16,207	$14,483	$—	$14,483	11.90%	11.90%
Total hotel revenue	$29,051	$—	$29,051	$28,093	$—	$28,093	3.41%	3.41%
Hotel net income (loss)	$3,456	$—	$3,456	$5,418	$—	$5,418	(36.21)%	(36.21)%
Hotel net income (loss) margin	11.90%		11.90%	19.29%		19.29%	(7.39)%	(7.39)%
Hotel EBITDA	$8,891	$—	$8,891	$8,845	$—	$8,845	0.52%	0.52%
Hotel EBITDA margin	30.60%		30.60%	31.48%		31.48%	(0.88)%	(0.88)%
Selected Operating Information:
RevPAR	$465.17	$—	$465.17	$421.14	$—	$421.14	10.45%	10.45%
Occupancy	57.40%	—%	57.40%	61.05%	—%	61.05%	(5.98)%	(5.98)%
ADR	$810.41	$—	$810.41	$689.83	$—	$689.83	17.48%	17.48%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$12,163	$—	$12,163	$9,233	$—	$9,233	31.73%	31.73%
Total hotel revenue	$15,440	$—	$15,440	$11,379	$—	$11,379	35.69%	35.69%
Hotel net income (loss)	$30	$—	$30	$(1,598)	$—	$(1,598)	101.88%	101.88%
Hotel net income (loss) margin	0.19%		0.19%	(14.04)%		(14.04)%	14.23%	14.23%
Hotel EBITDA	$4,280	$—	$4,280	$2,481	$—	$2,481	72.51%	72.51%
Hotel EBITDA margin	27.72%		27.72%	21.80%		21.80%	5.92%	5.92%
Selected Operating Information:
RevPAR	$134.66	$—	$134.66	$102.23	$—	$102.23	31.72%	31.72%
Occupancy	60.60%	—%	60.60%	50.46%	—%	50.46%	20.10%	20.10%
ADR	$222.21	$—	$222.21	$202.61	$—	$202.61	9.67%	9.67%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$16,467	$—	$16,467	$14,489	$—	$14,489	13.65%	13.65%
Total hotel revenue	$19,540	$—	$19,540	$16,694	$—	$16,694	17.05%	17.05%
Hotel net income (loss)	$(114)	$—	$(114)	$(1,936)	$—	$(1,936)	94.11%	94.11%
Hotel net income (loss) margin	(0.58)%		(0.58)%	(11.60)%		(11.60)%	11.02%	11.02%
Hotel EBITDA	$4,845	$—	$4,845	$3,851	$—	$3,851	25.81%	25.81%
Hotel EBITDA margin	24.80%		24.80%	23.07%		23.07%	1.73%	1.73%
Selected Operating Information:
RevPAR	$221.90	$—	$221.90	$195.24	$—	$195.24	13.65%	13.65%
Occupancy	69.44%	—%	69.44%	66.13%	—%	66.13%	5.01%	5.01%
ADR	$319.54	$—	$319.54	$295.25	$—	$295.25	8.23%	8.23%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$23,022	$—	$23,022	$28,333	$—	$28,333	(18.74)%	(18.74)%
Total hotel revenue	$51,061	$—	$51,061	$57,675	$—	$57,675	(11.47)%	(11.47)%
Hotel net income (loss)	$9,344	$—	$9,344	$16,838	$—	$16,838	(44.51)%	(44.51)%
Hotel net income (loss) margin	18.30%		18.30%	29.19%		29.19%	(10.89)%	(10.89)%
Hotel EBITDA	$16,126	$—	$16,126	$21,480	$—	$21,480	(24.93)%	(24.93)%
Hotel EBITDA margin	31.58%		31.58%	37.24%		37.24%	(5.66)%	(5.66)%
Selected Operating Information:
RevPAR	$460.84	$—	$460.84	$567.15	$—	$567.15	(18.74)%	(18.74)%
Occupancy	69.41%	—%	69.41%	82.08%	—%	82.08%	(15.44)%	(15.44)%
ADR	$663.95	$—	$663.95	$691.00	$—	$691.00	(3.91)%	(3.91)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$17,273	$—	$17,273	$16,973	$—	$16,973	1.77%	1.77%
Total hotel revenue	$29,688	$—	$29,688	$28,406	$—	$28,406	4.51%	4.51%
Hotel net income (loss)	$1,178	$—	$1,178	$3,584	$—	$3,584	(67.13)%	(67.13)%
Hotel net income (loss) margin	3.97%		3.97%	12.62%		12.62%	(8.65)%	(8.65)%
Hotel EBITDA	$5,994	$—	$5,994	$6,473	$—	$6,473	(7.40)%	(7.40)%
Hotel EBITDA margin	20.19%		20.19%	22.79%		22.79%	(2.60)%	(2.60)%
Selected Operating Information:
RevPAR	$521.47	$—	$521.47	$515.23	$—	$515.23	1.21%	1.21%
Occupancy	60.00%	—%	60.00%	55.09%	—%	55.09%	8.91%	8.91%
ADR	$869.11	$—	$869.11	$935.23	$—	$935.23	(7.07)%	(7.07)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$12,414	$—	$12,414	$8,175	$—	$8,175	51.85%	51.85%
Total hotel revenue	$15,274	$—	$15,274	$10,098	$—	$10,098	51.26%	51.26%
Hotel net income (loss)	$2,098	$—	$2,098	$404	$—	$404	419.31%	419.31%
Hotel net income (loss) margin	13.74%		13.74%	4.00%		4.00%	9.74%	9.74%
Hotel EBITDA	$5,325	$—	$5,325	$2,960	$—	$2,960	79.90%	79.90%
Hotel EBITDA margin	34.86%		34.86%	29.31%		29.31%	5.55%	5.55%
Selected Operating Information:
RevPAR	$185.87	$—	$185.87	$125.11	$—	$125.11	48.57%	48.57%
Occupancy	68.82%	—%	68.82%	49.52%	—%	49.52%	38.97%	38.97%
ADR	$270.09	$—	$270.09	$252.67	$—	$252.67	6.89%	6.89%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$29,476	$—	$29,476	$34,526	$1,089	$35,615	(14.63)%	(17.24)%
Total hotel revenue	$45,309	$—	$45,309	$51,309	$1,089	$52,398	(11.69)%	(13.53)%
Hotel net income (loss)	$9,390	$—	$9,390	$14,322	$1,089	$15,411	(34.44)%	(39.07)%
Hotel net income (loss) margin	20.72%		20.72%	27.91%		29.41%	(7.19)%	(8.69)%
Hotel EBITDA	$15,849	$—	$15,849	$19,927	$1,089	$21,016	(20.46)%	(24.59)%
Hotel EBITDA margin	34.98%		34.98%	38.84%		40.11%	(3.86)%	(5.13)%
Selected Operating Information:
RevPAR	$904.73	$—	$904.73	$1,059.74	$—	$1,093.18	(14.63)%	(17.24)%
Occupancy	75.16%	—%	75.16%	82.49%	—%	82.49%	(8.89)%	(8.89)%
ADR	$1,203.70	$—	$1,203.70	$1,284.70	$—	$1,325.23	(6.30)%	(9.17)%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$6,501	$—	$6,501	$6,703	$—	$6,703	(3.01)%	(3.01)%
Total hotel revenue	$9,176	$—	$9,176	$9,917	$—	$9,917	(7.47)%	(7.47)%
Hotel net income (loss)	$(1,088)	$—	$(1,088)	$(204)	$—	$(204)	(433.33)%	(433.33)%
Hotel net income (loss) margin	(11.86)%		(11.86)%	(2.06)%		(2.06)%	(9.80)%	(9.80)%
Hotel EBITDA	$1,402	$—	$1,402	$1,918	$—	$1,918	(26.90)%	(26.90)%
Hotel EBITDA margin	15.28%		15.28%	19.34%		19.34%	(4.06)%	(4.06)%
Selected Operating Information:
RevPAR	$251.17	$—	$251.17	$258.96	$—	$258.96	(3.01)%	(3.01)%
Occupancy	77.52%	—%	77.52%	72.57%	—%	72.57%	6.82%	6.82%
ADR	$324.00	$—	$324.00	$356.87	$—	$356.87	(9.21)%	(9.21)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$30,746	$—	$30,746	$19,290	$10,256	$29,546	59.39%	4.06%
Total hotel revenue	$46,461	$—	$46,461	$28,574	$15,168	$43,742	62.60%	6.22%
Hotel net income (loss)	$10,130	$—	$10,130	$6,510	$2,090	$8,600	55.61%	17.79%
Hotel net income (loss) margin	21.80%		21.80%	22.78%		19.66%	(0.98)%	2.14%
Hotel EBITDA	$14,099	$—	$14,099	$8,946	$3,634	$12,580	57.60%	12.07%
Hotel EBITDA margin	30.35%		30.35%	31.31		28.76%	(0.96)%	1.59%
Selected Operating Information:
RevPAR	$1,602.55	$—	$1,602.55	$1,625.00	$1,402.17	$1,540.06	(1.38)%	4.06%
Occupancy	60.19%	—%	60.19%	67.38%	50.36%	60.89%	(10.67)%	(1.15)%
ADR	$2,662.50	$—	$2,662.50	$2,411.81	$2,784.54	$2,529.32	10.39%	5.27%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$22,081	$—	$22,081	$—	$19,815	$19,815	—%	11.44%
Total hotel revenue	$38,526	$—	$38,526	$—	$33,969	$33,969	—%	13.42%
Hotel net income (loss)	$4,861	$—	$4,861	$—	$5,067	$5,067	—%	(4.07)%
Hotel net income (loss) margin	12.62%		12.62%	—%		14.92%	12.62%	(2.30)%
Hotel EBITDA	$14,350	$—	$14,350	$—	$12,155	$12,155	—%	18.06%
Hotel EBITDA margin	37.25%		37.25%	—		35.78%	37.25%	1.47%
Selected Operating Information:
RevPAR	$580.93	$—	$580.93	$—	$521.33	$521.33	—%	11.43%
Occupancy	51.02%	—%	51.02%	—%	52.88%	52.88%	—%	(3.52)%
ADR	$1,138.74	$—	$1,138.74	$—	$985.86	$985.86	—%	15.51%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$179,367	$—	$179,367	$158,528	$31,160	$189,688	13.15%	(5.44)%
Total hotel revenue	$298,376	$—	$298,376	$257,024	$50,226	$307,250	16.09%	(2.89)%
Hotel net income (loss)	$48,345	$—	$48,345	$64,867	$8,246	$73,113	(25.47)%	(33.88)%
Hotel net income (loss) margin	16.20%		16.20%	25.24%		23.80%	(9.04)%	(7.60)%
Hotel EBITDA	$96,946	$—	$96,946	$92,514	$16,878	$109,392	4.79%	(11.38)%
Hotel EBITDA margin	32.49%		32.49%	35.99%		35.60%	(3.50)%	(3.11)%
Selected Operating Information:
RevPAR	$541.97	$—	$541.97	$556.24	$687.51	$574.25	(2.57)%	(5.62)%
Occupancy	66.66%	—%	66.66%	71.84%	52.47%	69.18%	(7.21)%	(3.64)%
ADR	$813.01	$—	$813.01	$774.33	$1,310.20	$830.10	5.00%	(2.06)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$79,059	$—	$79,059	$62,501	$—	$62,501	26.49%	26.49%
Total hotel revenue	$106,709	$—	$106,709	$82,460	$—	$82,460	29.41%	29.41%
Hotel net income (loss)	$7,551	$—	$7,551	$(1,404)	$—	$(1,404)	637.82%	637.82%
Hotel net income (loss) margin	7.08%		7.08%	(1.70)%		(1.70)%	8.78%	8.78%
Hotel EBITDA	$29,510	$—	$29,510	$20,233	$—	$20,233	45.85%	45.85%
Hotel EBITDA margin	27.65%		27.65%	24.54%		24.54%	3.11%	3.11%
Selected Operating Information:
RevPAR	$183.06	$—	$183.06	$145.21	$—	$145.21	26.07%	26.07%
Occupancy	68.84%	—%	68.84%	57.44%	—%	57.44%	19.85%	19.85%
ADR	$265.91	$—	$265.91	$252.78	$—	$252.78	5.19%	5.19%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$258,426	$—	$258,426	$221,029	$31,160	$252,189	16.92%	2.47%
Total hotel revenue	$405,085	$—	$405,085	$339,484	$50,226	$389,710	19.32%	3.95%
Hotel net income (loss)	$55,896	$—	$55,896	$63,463	$8,246	$71,709	(11.92)%	(22.05)%
Hotel net income (loss) margin	13.80%		13.80%	18.69%		18.40%	(4.89)%	(4.60)%
Hotel EBITDA	$126,456	$—	$126,456	$112,747	$16,878	$129,625	12.16%	(2.44)%
Hotel EBITDA margin	31.22%		31.22%	33.21%		33.26%	(1.99)%	(2.04)%
Selected Operating Information:
RevPAR	$338.78	$—	$338.78	$308.95	$687.51	$331.51	9.66%	2.19%
Occupancy	67.90%	—%	67.90%	63.18%	52.47%	62.54%	7.47%	8.57%
ADR	$498.95	$—	$498.95	$489.02	$1,310.20	$530.07	2.03%	(5.87)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$36,487	$—	$36,487
Total hotel revenue	$57,066	$—	$57,066
Hotel net income	$6,041	$—	$6,041
Hotel net income margin	16.56%		16.56%
Hotel EBITDA	$15,750	$—	$15,750
Hotel EBITDA margin	27.60%		27.60%
Selected Operating Information:
RevPAR	$181.75	$—	$181.75
Occupancy	74.84%	—%	74.84%
ADR	$242.84	$—	$242.84

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$28,888	$—	$28,888
Total hotel revenue	$50,342	$—	$50,342
Hotel net income	$13,133	$—	$13,133
Hotel net income margin	45.46%		45.46%
Hotel EBITDA	$17,204	$—	$17,204
Hotel EBITDA margin	34.17%		34.17%
Selected Operating Information:
RevPAR	$200.88	$—	$200.88
Occupancy	78.60%	—%	78.60%
ADR	$255.56	$—	$255.56

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,832	$—	$25,832
Total hotel revenue	$34,589	$—	$34,589
Hotel net income	$2,005	$—	$2,005
Hotel net income margin	7.76%		7.76%
Hotel EBITDA	$7,347	$—	$7,347
Hotel EBITDA margin	21.24%		21.24%
Selected Operating Information:
RevPAR	$170.54	$—	$170.54
Occupancy	68.09%	—%	68.09%
ADR	$250.47	$—	$250.47

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$17,311	$—	$17,311
Total hotel revenue	$23,112	$—	$23,112
Hotel net income	$1,743	$—	$1,743
Hotel net income margin	10.07%		10.07%
Hotel EBITDA	$7,179	$—	$7,179
Hotel EBITDA margin	31.06%		31.06%
Selected Operating Information:
RevPAR	$729.64	$—	$729.64
Occupancy	62.20%	—%	62.20%
ADR	$1,172.97	$—	$1,172.97

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,955	$—	$24,955
Total hotel revenue	$31,512	$—	$31,512
Hotel net income	$8,544	$—	$8,544
Hotel net income margin	34.24%		34.24%
Hotel EBITDA	$15,925	$—	$15,925
Hotel EBITDA margin	50.54%		50.54%
Selected Operating Information:
RevPAR	$481.49	$—	$481.49
Occupancy	72.72%	—%	72.72%
ADR	$662.10	$—	$662.10

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$13,180	$—	$13,180
Total hotel revenue	$15,980	$—	$15,980
Hotel net income	$945	$—	$945
Hotel net income margin	7.17%		7.17%
Hotel EBITDA	$6,014	$—	$6,014
Hotel EBITDA margin	37.63%		37.63%
Selected Operating Information:
RevPAR	$451.37	$—	$451.37
Occupancy	55.76%	—%	55.76%
ADR	$809.48	$—	$809.48

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$26,977	$—	$26,977
Total hotel revenue	$51,573	$—	$51,573
Hotel net income	$3,706	$—	$3,706
Hotel net income margin	13.74%		13.74%
Hotel EBITDA	$13,666	$—	$13,666
Hotel EBITDA margin	26.50%		26.50%
Selected Operating Information:
RevPAR	$386.48	$—	$386.48
Occupancy	58.76%	—%	58.76%
ADR	$657.68	$—	$657.68

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$25,167	$—	$25,167
Total hotel revenue	$31,597	$—	$31,597
Hotel net income	$1,123	$—	$1,123
Hotel net income margin	4.46%		4.46%
Hotel EBITDA	$9,472	$—	$9,472
Hotel EBITDA margin	29.98%		29.98%
Selected Operating Information:
RevPAR	$138.18	$—	$138.18
Occupancy	60.95%	—%	60.95%
ADR	$226.71	$—	$226.71

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
THE CLANCY
Selected Financial Information:
Rooms revenue	$33,312	$—	$33,312
Total hotel revenue	$39,009	$—	$39,009
Hotel net income	$(1,050)	$—	$(1,050)
Hotel net income margin	(3.15)%		(3.15)%
Hotel EBITDA	$9,348	$—	$9,348
Hotel EBITDA margin	23.96%		23.96%
Selected Operating Information:
RevPAR	$222.60	$—	$222.60
Occupancy	71.69%	—%	71.69%
ADR	$310.50	$—	$310.50

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$40,899	$—	$40,899
Total hotel revenue	$91,750	$—	$91,750
Hotel net income	$10,147	$—	$10,147
Hotel net income margin	24.81%		24.81%
Hotel EBITDA	$25,023	$—	$25,023
Hotel EBITDA margin	27.27%		27.27%
Selected Operating Information:
RevPAR	$407.10	$—	$407.10
Occupancy	68.17%	—%	68.17%
ADR	$597.18	$—	$597.18

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$31,563	$—	$31,563
Total hotel revenue	$56,061	$—	$56,061
Hotel net income	$2,614	$—	$2,614
Hotel net income margin	8.28%		8.28%
Hotel EBITDA	$10,904	$—	$10,904
Hotel EBITDA margin	19.45%		19.45%
Selected Operating Information:
RevPAR	$473.84	$—	$473.84
Occupancy	58.65%	—%	58.65%
ADR	$807.85	$—	$807.85

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$25,684	$—	$25,684
Total hotel revenue	$31,561	$—	$31,561
Hotel net income	$5,484	$—	$5,484
Hotel net income margin	21.35%		21.35%
Hotel EBITDA	$11,582	$—	$11,582
Hotel EBITDA margin	36.70%		36.70%
Selected Operating Information:
RevPAR	$192.81	$—	$192.81
Occupancy	66.47%	—%	66.47%
ADR	$290.04	$—	$290.04

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$53,376	$(1,089)	$52,287
Total hotel revenue	$81,654	$(1,089)	$80,565
Hotel net income	$13,988	$(1,089)	$12,899
Hotel net income margin	26.21%		24.67%
Hotel EBITDA	$26,059	$(1,089)	$24,970
Hotel EBITDA margin	31.91%		30.99%
Selected Operating Information:
RevPAR	$812.44	$—	$795.86
Occupancy	70.18%	—%	70.18%
ADR	$1,157.73	$—	$1,134.10

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$13,270	$—	$13,270
Total hotel revenue	$18,743	$—	$18,743
Hotel net income	$(2,274)	$—	$(2,274)
Hotel net income margin	(17.14)%		(17.14)%
Hotel EBITDA	$2,641	$—	$2,641
Hotel EBITDA margin	14.09%		14.09%
Selected Operating Information:
RevPAR	$254.23	$—	$254.23
Occupancy	76.71%	—%	76.71%
ADR	$331.40	$—	$331.40

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$53,528	$—	$53,528
Total hotel revenue	$82,404	$—	$82,404
Hotel net income	$11,203	$—	$11,203
Hotel net income margin	20.93%		20.93%
Hotel EBITDA	$20,040	$—	$20,040
Hotel EBITDA margin	24.32%		24.32%
Selected Operating Information:
RevPAR	$1,383.48	$—	$1,383.48
Occupancy	58.15%	—%	58.15%
ADR	$2,378.97	$—	$2,378.97

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$25,188	$9,515	$34,703
Total hotel revenue	$43,720	$22,091	$65,811
Hotel net income (loss)	$5,794	$(1,905)	$3,889
Hotel net income (loss) margin	23.00%		11.21%
Hotel EBITDA	$16,060	$5,632	$21,692
Hotel EBITDA margin	36.73%		32.96%
Selected Operating Information:
RevPAR	$565.76	$296.12	$452.74
Occupancy	50.16%	38.70%	45.35%
ADR	$1,127.98	$765.26	$998.25

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$315,865	$8,426	$324,291
Total hotel revenue	$528,108	$21,002	$549,110
Hotel net income	$71,817	$(2,994)	$68,823
Hotel net income margin	22.74%		21.22%
Hotel EBITDA	$158,074	$4,543	$162,617
Hotel EBITDA margin	29.93%		29.61%
Selected Operating Information:
RevPAR	$497.93	$262.22	$486.57
Occupancy	66.41%	38.70%	65.07%
ADR	$749.78	$677.65	$747.71

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$159,752	$—	$159,752
Total hotel revenue	$212,565	$—	$212,565
Hotel net income	$11,329	$—	$11,329
Hotel net income margin	7.09%		7.09%
Hotel EBITDA	$56,140	$—	$56,140
Hotel EBITDA margin	26.41%		26.41%
Selected Operating Information:
RevPAR	$183.75	$—	$183.75
Occupancy	69.04%	—%	69.04%
ADR	$266.13	$—	$266.13

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$475,617	$8,426	$484,043
Total hotel revenue	$740,673	$21,002	$761,675
Hotel net income	$83,146	$(2,994)	$80,152
Hotel net income margin	17.48%		16.56%
Hotel EBITDA	$214,214	$4,543	$218,757
Hotel EBITDA margin	28.92%		28.72%
Selected Operating Information:
RevPAR	$316.28	$262.22	$315.15
Occupancy	67.93%	38.70%	67.32%
ADR	$465.58	$677.65	$468.13
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023	2023	2023	2023	2022	2022	2022	2022	2022	2022
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$187,905	$—	$187,905	$217,180	$—	$217,180	$173,363	$13,930	$187,293	$162,225	$7,072	$169,297
Hotel net income (loss)	$18,143	$—	$18,143	$37,753	$—	$37,753	$13,699	$1,574	$15,273	$13,551	$(4,569)	$8,982
Hotel net income (loss) margin	9.66%		9.66%	17.38%		17.38%	7.90%		8.15%	8.35%		5.31%
Hotel EBITDA	$53,660	$—	$53,660	$72,796	$—	$72,796	$47,065	$5,141	$52,206	$40,693	$(598)	$40,095
Hotel EBITDA margin	28.56%		28.56%	33.52%		33.52%	27.15%		27.87%	25.08%		23.68%

Hotel net income (loss) % of total TTM	21.8%		22.6%	45.4%		47.1%	16.5%		19.1%	16.3%		11.2%
EBITDA % of total TTM	25.0%		24.5%	34.0%		33.3%	22.0%		23.9%	19.0%		18.3%

JV interests in Hotel net income (loss)	$1,757	$—	$1,757	$1,154	$—	$1,154	$714	$—	$714	$1,169	$—	$1,169
JV interests in EBITDA	$2,618	$—	$2,618	$1,943	$—	$1,943	$1,798	$—	$1,798	$1,880	$—	$1,880

	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
	TTM	TTM	TTM
Total hotel revenue	$740,673	$21,002	$761,675
Hotel net income (loss)	$83,146	$(2,995)	$80,151
Hotel net income (loss) margin	11.23%		10.52%
Hotel EBITDA	$214,214	$4,543	$218,757
Hotel EBITDA margin	28.92%		28.72%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$4,793	$—	$4,793
JV interests in EBITDA	$8,239	$—	$8,239
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2023
(in thousands, except share price)
(unaudited)

June 30, 2023
Common stock shares outstanding	65,994
Partnership units outstanding (common stock equivalents)	7,224
Combined common stock shares and partnership units outstanding	73,218
Common stock price	$4.02
Market capitalization	$294,336
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$412,150
Series M redeemable preferred stock	$48,991
Indebtedness	$1,140,430
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(107,861)
Total enterprise value (TEV)	$1,856,246

Cash and cash equivalents	$125,809
Restricted cash	$61,249
Accounts receivable, net	$31,132
Prepaid expenses	$17,675
Due from third-party hotel managers, net	$14,044
Total current assets	$249,909

Accounts payable, net & accrued expenses	$129,520
Dividends and distributions payable	$8,917
Due to affiliates, net	$3,611
Total current liabilities	$142,048

Net working capital*	$107,861
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2023
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Bardessono Hotel and Spa	65				x
Capital Hilton Washington D.C.	550	x	x	x	x
Hotel Yountville	80				x
The Ritz-Carlton Lake Tahoe	170			x	x
The Ritz-Carlton Sarasota	276		x	x	x
Total		1	2	3	5
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2023 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2023	2023	2022	2022	June 30, 2023
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$18,143	$37,753	$13,699	$13,551	$83,146
Non-property adjustments	(12)	12	(55)	(1)	(56)
Interest income	(259)	(235)	(145)	(63)	(702)
Interest expense	11,425	11,066	8,416	6,373	37,280
Amortization of loan costs	562	642	476	496	2,176
Depreciation and amortization	22,567	22,521	20,506	19,604	85,198
Income tax expense (benefit)	507	340	219	(99)	967
Non-hotel EBITDA ownership expense	727	697	3,949	832	6,205
Hotel EBITDA including amounts attributable to noncontrolling interest	53,660	72,796	47,065	40,693	214,214
Non-comparable adjustments	—	—	5,141	(598)	4,543
Comparable hotel EBITDA	$53,660	$72,796	$52,206	$40,095	$218,757

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3,924	$3,105	$1,890	$764	$1,709	$13	$(4,002)	$1,388	$37	$2,593	$(2,450)	$2,729	$3,586	$(595)	$3,960	$(508)	$18,143	$(21,281)	$(3,138)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(12)	—	—	—	—	—	(12)	12	—
Interest income	(64)	(84)	(6)	—	—	—	—	(8)	(28)	(54)	27	(15)	(10)	—	—	(17)	(259)	259	—
Interest expense	—	—	—	772	1,378	981	1,399	—	—	2,075	961	20	963	667	—	2,209	11,425	11,490	22,915
Amortization of loan cost	—	—	—	—	80	8	201	—	—	—	39	—	27	44	—	163	562	123	685
Depreciation and amortization	2,438	1,044	1,146	588	587	406	1,118	2,035	2,445	1,444	1,117	1,536	2,123	515	1,637	2,388	22,567	—	22,567
Income tax expense (benefit)	125	49	—	—	—	—	—	4	—	—	—	—	133	—	196	—	507	(582)	(75)
Non-hotel EBITDA ownership expense	(81)	16	3	120	21	12	94	167	(4)	62	203	43	26	17	33	(5)	727	(727)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,342	4,130	3,033	2,244	3,775	1,420	(1,190)	3,586	2,450	6,120	(115)	4,313	6,848	648	5,826	4,230	53,660	(10,706)	42,954
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,586)	(1,033)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,619)	2,619	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	75	75
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(80)	(80)
Hotel EBITDA attributable to the Company and OP unitholders	$4,756	$3,097	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$51,041	$(8,092)	$42,949
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$53,660
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$—	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$41,198
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$—	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$41,198
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$3,775	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,775
BAML (Bardessono Hotel and Spa)	—	—	—	2,244	—	—	—	—	—	—	—	—	—	—	—	—	2,244
BAML (Hotel Yountville)	—	—	—	—	—	1,420	—	—	—	—	—	—	—	—	—	—	1,420
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	6,848	—	—	—	6,848
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	6,342	4,130	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,472
BAML Pool (see footnote 3)	—	—	3,033	—	—	—	—	3,586	2,450	—	—	4,313	—	—	—	—	13,382
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(1,190)	—	—	—	—	—	—	—	—	—	(1,190)
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	6,120	—	—	—	—	—	—	6,120
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(115)	—	—	—	—	—	(115)
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	648	—	—	648
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,826	—	5,826
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,230	4,230
Total	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$53,660

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,734	$2,882	$(923)	$(1,304)	$3,814	$(997)	$7,458	$(1,358)	$(151)	$6,751	$3,628	$(631)	$5,804	$(493)	$6,170	$5,369	$37,753	$(21,149)	$16,604
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	12	—	—	—	—	—	12	(12)	—
Interest income	(65)	(73)	—	—	—	—	—	(5)	(19)	(42)	—	(9)	(9)	—	—	(13)	(235)	235	—
Interest expense	—	—	—	717	1,268	902	1,301	—	—	1,891	894	20	901	622	281	2,269	11,066	11,045	22,111
Amortization of loan cost	—	—	—	—	79	—	199	—	—	95	39	—	27	43	—	160	642	120	762
Depreciation and amortization	2,186	1,027	1,235	594	593	393	1,108	2,031	2,545	1,305	1,230	1,625	2,136	549	1,637	2,327	22,521	—	22,521
Income tax expense (benefit)	26	12	—	—	—	—	—	5	—	—	—	—	136	—	161	—	340	1,989	2,329
Non-hotel EBITDA ownership expense	17	24	73	113	4	20	15	21	20	6	306	7	6	33	24	8	697	(697)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,898	3,872	385	120	5,758	318	10,081	694	2,395	10,006	6,109	1,012	9,001	754	8,273	10,120	72,796	(8,469)	64,327
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(975)	(968)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,943)	1,943	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	73	73
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(77)	(77)
Hotel EBITDA attributable to the Company and OP unitholders	$2,923	$2,904	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$70,853	$(6,530)	$64,323
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$72,796
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$5,758	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,758
BAML (Bardessono Hotel and Spa)	—	—	—	120	—	—	—	—	—	—	—	—	—	—	—	—	120
BAML (Hotel Yountville)	—	—	—	—	—	318	—	—	—	—	—	—	—	—	—	—	318
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	9,001	—	—	—	9,001
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	3,898	3,872	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,770
BAML Pool (see footnote 3)	—	—	385	—	—	—	—	694	2,395	—	—	1,012	—	—	—	—	4,486
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	10,081	—	—	—	—	—	—	—	—	—	10,081
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	10,006	—	—	—	—	—	—	10,006
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	6,109	—	—	—	—	—	6,109
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	754	—	—	754
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,273	—	8,273
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,120	10,120
Total	$3,898	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$72,796
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(21)	$2,876	$(91)	$702	$1,655	$672	$322	$799	$(1,477)	$1,194	$681	$283	$3,752	$(816)	$2,235	$933	$13,699	$(18,252)	$(4,553)
Non-property adjustments	—	—	—	—	—	—	—	(16)	—	—	—	—	(39)	—	—	—	(55)	55	—
Interest income	(38)	(50)	—	—	—	—	—	(4)	(15)	(25)	—	(7)	(2)	—	—	(4)	(145)	145	—
Interest expense	—	—	—	638	1,117	809	1,168	—	—	1,717	774	20	828	574	771	—	8,416	9,862	18,278
Amortization of loan cost	—	—	—	—	78	—	197	—	—	94	38	—	26	43	—	—	476	119	595
Depreciation and amortization	1,901	1,070	1,382	584	648	395	1,051	2,029	2,683	1,419	852	1,488	2,002	619	1,602	781	20,506	—	20,506
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	(124)	—	337	—	219	41	260
Non-hotel EBITDA ownership expense	1,442	13	29	114	5	8	(4)	51	(1)	1,759	236	1	163	36	97	—	3,949	(3,949)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,284	3,909	1,320	2,038	3,503	1,884	2,734	2,865	1,190	6,158	2,581	1,785	6,606	456	5,042	1,710	47,065	(11,979)	35,086
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(821)	(977)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,798)	1,798	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	108	108
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(114)	(114)
Hotel EBITDA attributable to the Company and OP unitholders	$2,463	$2,932	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$6,606	$456	$5,042	$1,710	$45,267	$(10,187)	$35,080
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,652)	—	—	6,793	5,141
Comparable hotel EBITDA	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$4,954	$456	$5,042	$8,503	$52,206
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$6,606	$—	$5,042	$1,710	$36,165
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,652)	—	—	6,793	5,141
Comparable hotel EBITDA	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$4,954	$—	$5,042	$8,503	$41,306
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$3,503	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,503
BAML (Bardessono Hotel and Spa)	—	—	—	2,038	—	—	—	—	—	—	—	—	—	—	—	—	2,038
BAML (Hotel Yountville)	—	—	—	—	—	1,884	—	—	—	—	—	—	—	—	—	—	1,884
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,954	—	—	—	4,954
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	3,284	3,909	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,193
BAML Pool (see footnote 3)	—	—	1,320	—	—	—	—	2,865	1,190	—	—	1,785	—	—	—	—	7,160
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,734	—	—	—	—	—	—	—	—	—	2,734
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	6,158	—	—	—	—	—	—	6,158
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,581	—	—	—	—	—	2,581
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	456	—	—	456
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,042	—	5,042
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,503	8,503
Total	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$4,954	$456	$5,042	$8,503	$52,206
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$404	$4,270	$1,129	$1,581	$1,366	$1,257	$(72)	$294	$541	$(391)	$755	$3,103	$846	$(370)	$(1,162)	$—	$13,551	$(21,934)	$(8,383)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	—	—	(1)	1	—
Interest income	(15)	(22)	—	—	—	—	—	(1)	(5)	(16)	—	(2)	(2)	—	—	—	(63)	63	—
Interest expense	—	—	—	470	808	621	901	—	—	1,356	575	(62)	669	461	574	—	6,373	7,496	13,869
Amortization of loan cost	—	—	—	34	77	—	195	—	—	93	38	—	17	42	—	—	496	125	621
Depreciation and amortization	1,840	1,020	1,476	590	633	435	1,011	2,005	2,760	1,329	802	1,432	2,059	613	1,599	—	19,604	—	19,604
Income tax expense (benefit)	—	—	—	—	—	—	—	4	—	—	—	—	13	—	(116)	—	(99)	194	95
Non-hotel EBITDA ownership expense	(3)	25	4	102	5	79	6	25	17	368	159	1	3	37	4	—	832	(832)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,226	5,293	2,609	2,777	2,889	2,392	2,041	2,327	3,313	2,739	2,329	4,472	3,604	783	899	—	40,693	(14,887)	25,806
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(556)	(1,324)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,880)	1,880	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$1,670	$3,969	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$3,604	$783	$899	$—	$38,813	$(13,007)	$25,806
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	563	—	—	(1,161)	(598)
Comparable hotel EBITDA	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$4,167	$783	$899	$(1,161)	$40,095
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$3,604	$—	$899	$—	$24,963
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	563	—	—	(1,161)	(598)
Comparable hotel EBITDA	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$4,167	$—	$899	$(1,161)	$24,365
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$—	$15,730
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$—	$15,730

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$2,889	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,889
BAML (Bardessono Hotel and Spa)	—	—	—	2,777	—	—	—	—	—	—	—	—	—	—	—	—	2,777
BAML (Hotel Yountville)	—	—	—	—	—	2,392	—	—	—	—	—	—	—	—	—	—	2,392
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,167	—	—	—	4,167
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	2,226	5,293	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,519
BAML Pool (see footnote 3)	—	—	2,609	—	—	—	—	2,327	3,313	—	—	4,472	—	—	—	—	12,721
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,041	—	—	—	—	—	—	—	—	—	2,041
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	2,739	—	—	—	—	—	—	2,739
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,329	—	—	—	—	—	2,329
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	783	—	—	783
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	899	—	899
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,161)	(1,161)
Total	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$4,167	$783	$899	$(1,161)	$40,095
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$2,584	$3,939	$4,103	$1,820	$3,530	$1,247	$(1,949)	$402	$931	$6,586	$(2,170)	$1,510	$5,742	$(34)	$3,018	$—	$31,259	$(14,579)	$16,680
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	—	(2)	(6)	—	(1)	(2)	—	—	—	(14)	14	—
Interest expense	—	—	—	310	482	415	633	—	—	984	371	34	534	396	363	—	4,522	5,183	9,705
Amortization of loan cost	—	—	—	51	76	42	193	—	—	92	37	—	—	41	(70)	—	462	114	576
Depreciation and amortization	1,839	1,006	1,490	594	662	540	943	2,011	2,814	1,327	788	1,295	2,079	611	1,572	—	19,571	—	19,571
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	306	—	112	—	424	653	1,077
Non-hotel EBITDA ownership expense	163	19	49	128	4	9	—	61	6	12	358	2	5	27	(1)	—	842	(842)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,584	4,963	5,642	2,903	4,754	2,253	(180)	2,480	3,749	8,995	(616)	2,840	8,664	1,041	4,994	—	57,066	(9,457)	47,609
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,146)	(1,241)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,387)	2,387	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(75)	(75)
Hotel EBITDA attributable to the Company and OP unitholders	$3,438	$3,722	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$8,664	$1,041	$4,994	$—	$54,679	$(7,071)	$47,608
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	952	—	355	5,097	6,404
Comparable hotel EBITDA	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$9,616	$1,041	$5,349	$5,097	$63,470
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$—	$(616)	$2,840	$8,664	$1,041	$4,994	$—	$43,487
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	952	—	355	5,097	6,404
Comparable hotel EBITDA	$—	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$—	$(616)	$2,840	$9,616	$1,041	$5,349	$5,097	$49,891
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,963	$—	$2,903	$4,754	$2,253	$(180)	$—	$—	$8,995	$(616)	$—	$8,664	$—	$4,994	$—	$36,730
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	952	—	355	5,097	6,404
Comparable hotel EBITDA	$—	$4,963	$—	$2,903	$4,754	$2,253	$(180)	$—	$—	$8,995	$(616)	$—	$9,616	$—	$5,349	$5,097	$43,134
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,584	$—	$5,642	$—	$—	$—	$—	$2,480	$3,749	$—	$—	$2,840	$—	$1,041	$—	$—	$20,336
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,584	$—	$5,642	$—	$—	$—	$—	$2,480	$3,749	$—	$—	$2,840	$—	$1,041	$—	$—	$20,336
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,658	$5,987	$967	$(540)	$5,523	$(984)	$3,456	$30	$(114)	$9,344	$1,178	$2,098	$9,390	$(1,088)	$10,130	$4,861	$55,896	$(42,430)	$13,466
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(129)	(157)	(6)	—	—	—	—	(13)	(47)	(96)	27	(24)	(19)	—	—	(30)	(494)	494	—
Interest expense	—	—	—	1,489	2,646	1,883	2,700	—	—	3,966	1,855	40	1,864	1,289	281	4,478	22,491	22,535	45,026
Amortization of loan cost	—	—	—	—	159	8	400	—	—	95	78	—	54	87	—	323	1,204	243	1,447
Depreciation and amortization	4,624	2,071	2,381	1,182	1,180	799	2,226	4,066	4,990	2,749	2,347	3,161	4,259	1,064	3,274	4,715	45,088	—	45,088
Income tax expense (benefit)	151	61	—	—	—	—	—	9	—	—	—	—	269	—	357	—	847	1,407	2,254
Non-hotel EBITDA ownership expense	(64)	40	76	233	25	32	109	188	16	68	509	50	32	50	57	3	1,424	(1,424)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,240	8,002	3,418	2,364	9,533	1,738	8,891	4,280	4,845	16,126	5,994	5,325	15,849	1,402	14,099	14,350	126,456	(19,175)	107,281
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,561)	(2,001)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,562)	4,562	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	148	148
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(157)	(157)
Hotel EBITDA attributable to the Company and OP unitholders	$7,679	$6,001	$3,418	$2,364	$9,533	$1,738	$8,891	$4,280	$4,845	$16,126	$5,994	$5,325	$15,849	$1,402	$14,099	$14,350	$121,894	$(14,622)	$107,272
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$10,240	$8,002	$3,418	$2,364	$9,533	$1,738	$8,891	$4,280	$4,845	$16,126	$5,994	$5,325	$15,849	$1,402	$14,099	$14,350	$126,456
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$8,002	$3,418	$2,364	$9,533	$1,738	$8,891	$4,280	$4,845	$—	$5,994	$5,325	$15,849	$1,402	$14,099	$14,350	$100,090
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$8,002	$3,418	$2,364	$9,533	$1,738	$8,891	$4,280	$4,845	$—	$5,994	$5,325	$15,849	$1,402	$14,099	$14,350	$100,090
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$8,002	$—	$2,364	$9,533	$1,738	$8,891	$—	$—	$16,126	$5,994	$—	$15,849	$—	$14,099	$14,350	$96,946
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$8,002	$—	$2,364	$9,533	$1,738	$8,891	$—	$—	$16,126	$5,994	$—	$15,849	$—	$14,099	$14,350	$96,946
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$10,240	$—	$3,418	$—	$—	$—	$—	$4,280	$4,845	$—	$—	$5,325	$—	$1,402	$—	$—	$29,510
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$10,240	$—	$3,418	$—	$—	$—	$—	$4,280	$4,845	$—	$—	$5,325	$—	$1,402	$—	$—	$29,510
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$742	$6,016	$1,188	$2,205	$9,356	$618	$5,418	$(1,598)	$(1,936)	$16,838	$3,584	$404	$14,322	$(204)	$6,510	$—	$63,463	$(31,179)	$32,284
Non-property adjustments	—	—	—	—	—	—	76	—	—	—	—	—	—	—	—	—	76	(76)	—
Interest income	(2)	(1)	—	—	—	—	—	—	(4)	(11)	—	(3)	(4)	—	—	—	(25)	25	—
Interest expense	—	—	—	566	877	735	1,159	—	—	1,846	668	68	1,060	787	402	—	8,168	9,395	17,563
Amortization of loan cost	—	—	—	101	152	102	321	—	—	183	74	—	—	82	—	—	1,015	225	1,240
Depreciation and amortization	3,679	2,028	3,117	1,197	1,330	1,216	1,870	3,994	5,783	2,578	1,580	2,486	4,011	1,220	1,923	—	38,012	—	38,012
Income tax expense (benefit)	—	—	—	—	—	—	—	9	—	—	—	—	526	—	112	—	647	3,041	3,688
Non-hotel EBITDA ownership expense	245	83	54	243	8	11	1	76	8	46	567	5	12	33	(1)	—	1,391	(1,391)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,664	8,126	4,359	4,312	11,723	2,682	8,845	2,481	3,851	21,480	6,473	2,960	19,927	1,918	8,946	—	112,747	(19,960)	92,787
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,166)	(2,032)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,198)	3,198	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	146	146
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(146)	(146)
Hotel EBITDA attributable to the Company and OP unitholders	$3,498	$6,094	$4,359	$4,312	$11,723	$2,682	$8,845	$2,481	$3,851	$21,480	$6,473	$2,960	$19,927	$1,918	$8,946	$—	$109,549	$(16,762)	$92,787
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1,089	—	3,634	12,155	16,878
Comparable hotel EBITDA	$4,664	$8,126	$4,359	$4,312	$11,723	$2,682	$8,845	$2,481	$3,851	$21,480	$6,473	$2,960	$21,016	$1,918	$12,580	$12,155	$129,625
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$8,126	$4,359	$4,312	$11,723	$2,682	$8,845	$2,481	$3,851	$—	$6,473	$2,960	$19,927	$1,918	$8,946	$—	$86,603
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1,089	—	3,634	12,155	16,878
Comparable hotel EBITDA	$—	$8,126	$4,359	$4,312	$11,723	$2,682	$8,845	$2,481	$3,851	$—	$6,473	$2,960	$21,016	$1,918	$12,580	$12,155	$103,481
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$8,126	$—	$4,312	$11,723	$2,682	$8,845	$—	$—	$21,480	$6,473	$—	$19,927	$—	$8,946	$—	$92,514
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1,089	—	3,634	12,155	16,878
Comparable hotel EBITDA	$—	$8,126	$—	$4,312	$11,723	$2,682	$8,845	$—	$—	$21,480	$6,473	$—	$21,016	$—	$12,580	$12,155	$109,392
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,664	$—	$4,359	$—	$—	$—	$—	$2,481	$3,851	$—	$—	$2,960	$—	$1,918	$—	$—	$20,233
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,664	$—	$4,359	$—	$—	$—	$—	$2,481	$3,851	$—	$—	$2,960	$—	$1,918	$—	$—	$20,233
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota.